Exhibit 99.1

GI Dynamics Announces Change to Board of Directors

Boston, United States

Sydney, Australia

24 November 2017 AEDT

Investor Relations

United States:

Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

Media Relations

United Kingdom:

Walbrook PR Ltd

+44 (0)20 7933 8780

GID@walbrookpr.com

BOSTON and SYDNEY — 24 November 2017 — GI Dynamics®, Inc. (ASX:GID), a medical device company that has commercialized EndoBarrier® in Europe, the Middle East and South America, announces today that the board of directors has received the resignation of GI Dynamics non-executive directors Anne Keating and Graham Bradley.

Both Keating and Bradley joined the GI Dynamics board of directors in 2011.

“I very strongly believe in our mission to commercialize EndoBarrier, providing a solution to the unmet global need of sufferers of type 2 diabetes and obesity,” said Keating. “It has been an honor working with a board and team of executives who are so committed.”

“EndoBarrier has the potential to improve the health and wellbeing of millions of people around the world afflicted with type 2 diabetes and obesity,” said Bradley. “It has been my privilege to serve on the board and to contribute to the Company’s efforts over the past six years.”

“Ms. Keating provided the company with extensive business and governance experience,” said Dan Moore, chairman of the board. “Mr. Bradley’s extensive financial background provided the company with significant financial expertise. We are extremely thankful for the notable contributions and dedication they have provided the company throughout the past six years.”

About GI Dynamics

GI Dynamics, Inc. (ASX:GID), is the developer of EndoBarrier, the first endoscopically-delivered device therapy approved for the treatment of type 2 diabetes and obesity. EndoBarrier is not approved for sale in the United States and is limited by federal law to investigational use only in the United States. Founded in 2003, GI Dynamics is headquartered in Boston, Massachusetts. For more information, please visit www.gidynamics.com.

Boston, United States

Sydney, Australia

24 November 2017 AEDT

Investor Relations

United States:

Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

Media Relations

United Kingdom:

Walbrook PR Ltd

+44 (0)20 7933 8780

GID@walbrookpr.com

Forward-Looking Statements

This announcement contains forward-looking statements. These forward-looking statements are based on GI Dynamics management’s current estimates and expectations of future events as of the date of this announcement. Furthermore, the estimates are subject to several risks and uncertainties that could cause actual results to differ materially and adversely from those indicated in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with obtaining and maintaining regulatory approvals required to market and sell our products; obtaining funding from third parties; the consequences of stopping the ENDO trial and the possibility that future clinical trials will not be successful or confirm earlier results; the timing and costs of clinical trials; the timing of regulatory submissions; the timing, receipt and maintenance of regulatory approvals; the timing and amount of other expenses; the timing and extent of third-party reimbursement; risks associated with commercial product sales, including product performance, competition, market acceptance of products, intellectual-property risk; risks related to excess inventory; and risks related to assumptions regarding the size of the available market, the benefits of our products, product pricing, timing of product launches, future financial results and other factors, including those described in our filings with the U.S. Securities and Exchange Commission. Given these uncertainties, one should not place undue reliance on these forward-looking statements. We do not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events or otherwise, unless we are required to do so by law.

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